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                            CALAMOS FAMILY OF FUNDS
                          ---------------------------

      SUPPLEMENT DATED NOVEMBER 9, 2001 TO PROSPECTUS DATED AUGUST 1, 2001

INCREASE IN MINIMUM INITIAL INVESTMENT AND CLOSING OF CALAMOS MARKET NEUTRAL
FUND

INCREASE IN MINIMUM INITIAL INVESTMENT.
Effective immediately, the minimum initial investment for each of Class A, Class B and Class C shares of Calamos Market Neutral Fund (the "Fund") will be $10,000. Additional minimum investments can continue to be made for $50 or more.

CLOSING OF CALAMOS MARKET NEUTRAL FUND.
As of the close of business on November 30, 2001, the Fund will close to purchases or exchanges by new investors, except as described below. The Fund is taking this step to facilitate the portfolio managers' ability to manage the Fund effectively.

IF YOU ARE CURRENTLY A SHAREHOLDER IN THE FUND (IN YOUR OWN NAME OR AS A BENEFICIAL OWNER OF SHARES HELD IN SOMEONE ELSE'S NAME), YOU MAY CONTINUE TO MAKE ADDITIONAL INVESTMENTS IN THE FUND AND REINVEST YOUR DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

YOU MAY OPEN A NEW ACCOUNT, EVEN THOUGH THE FUND IS CLOSED, IF:

- You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator and whose investment alternatives include shares of the Fund;

- You are a shareholder with combined balances of $100,000 in any of the Calamos Family of Funds (in your own name or as a beneficial owner of shares held in someone else's name);

- You purchase through an investment advisory account with Calamos Asset Management, Inc. ("CAM") or through a brokerage account with Calamos Financial Services, Inc.; or

- You are a trustee or officer of Calamos Investment Trust (the "Trust"), or an employee of CAM, or a member of the immediate family of any of those people.

The board of trustees of the Trust concluded that permitting the additional investments described above would not adversely affect the ability of CAM to manage the Fund effectively. The Trust reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.

If you have any questions about your eligibility to purchase shares of the Fund, please call 1.800.823.7386.

CALAMOS CONVERTIBLE GROWTH AND INCOME FUND

CALENDAR YEAR PERFORMANCE
Please note that the year 2000 calendar year performance return for the Convertible Growth and Income Fund was incorrectly stated as 1.79% on page 19 of the prospectus. The correct figure is 6.86%.